COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
20. COMMITMENTS AND CONTINGENCIES

Operating leases

The Group leases offices and classrooms under operating leases. The terms of substantially all of these leases are ten years or less. Future minimum lease payments under non-cancelable operating leases as of December 31, 2016 were as follows:

Amount
RMB

2017	17,622
2018	14,838
2019	12,888
2020	10,510
2021	8,628
Thereafter	54,241
Total	118,727

Rent expense for all cancelable and non-cancelable leases including continuing and discontinued operation were approximately RMB 143,499, RMB 54,939 and RMB 26,184 for years ended December 31, 2014, 2015 and 2016, respectively.

Contingencies

1)	Skillsoft

In April 2012, Skillsoft Asia Pacific Pty Ltd. (“Skillsoft”) filed a statement of claim (HCCL19/2013) against the Company in the High Court of the Hong Kong Special Administrative Region Court of First Instance alleging breach of contract. The complaint seeks a declaration that the contract between the Company and Skillsoft remains in full force and effect as well as monetary damages, interest and costs. On December 12, 2013, the Hong Kong court has ordered a summary judgment in favor of Skillsoft for US$ 0.6 million being the Quarterly Prepayment License Fee for the 4th quarter of 2011 with respect to HCCL 19/2013.In addition, Skillsoft filed two claims: a) HCCL20/2013 on June 6, 2013, seeking a payment of US$ 2.5 million for breach of the contract and US$ 2.0 million in respect of invoices for pre-paid licensing fees; b) HCCL31/2013 on October 21, 2013 seeking a payment of US$ 2.0 million for breach of the contract. A without prejudice offer for settlement was made on June 18, 2014: the Company pays to Skillsoft the sum of US$ 0.6 million with interest (US$ 0.1 million as at June 12, 2014) and costs (estimated at HK$0.4 million). Subsequently the offer of settlement was not accepted by Skillsoft prior to expiry on July 3, 2014 and has accordingly lapsed. On March 20, 2015, the Honorable Mr. Justice Anthony Chan ordered that HCCL19, 20 and 31/2013 be consolidated and proceed as a single action. The claim then was made by Skillsoft for a consolidated sum of US$ 7.3 million. As of December 31, 2014, the Company has paid US$ 0.8 million to settle the judgment of HCCL19/2013 made on December 12, 2013. On April 17, 2015 a Re-Amended Statement of Claim was served by Skillsoft in the consolidated action. Additionally, Skillsoft now seeks indemnity for breaches (1) that Ambow failed to use reasonable commercial efforts to market, demonstrate and distribute Skillsoft’s products (2)indemnity for the appointment, by Ambow of re-sellers, sub-distributors and agents without Skillsoft’s express prior permission and (3) an order for specific performance for Ambow to provide Sales Reports for each month in 2012 and 2013 and make available for inspection and audit all accounting, sales, and customer service books and records of Ambow from April 30, 2008 to the date of application (the “Inspection Claims”).

On January 12, 2016, the Company successfully resisted Skillsoft’s application for summary judgment for the Inspection Claims.

On April 28, 2016, the Company went through mediation with Skillsoft. As the result of mediation, the Company agreed to pay Skillsoft no later than June 11, 2016 a sum of US$0.45 million as full and final settlement of Skillsoft’s claims in the above consolidated action. Upon receipt of payment of the said sum of US$0.45 million by Skillsoft, Skillsoft’s claims in the above consolidated action shall stand dismissed.

The Company accrued the said sum of US$0.45 million as of March 31, 2016 and made the full payment in May 2016.

2)	Changsha K-12

In February 2013, Changsha K-12 Experimental School was involved in a civil lawsuit in Hunan Province High Court, a cooperation dispute on host right of Changsha K-12 Experimental School, amounting to RMB 167,990 as the plaintiff’s claim. On November 13, 2014, Hunan Province High Court made the decision that all the claims of the plaintiff were overruled. The case has been appealed to the Supreme Court of PRC in June 2015. On July 2, 2016, the Supreme Court of PRC gave final judgment to overrule all the claims of the plaintiff. Cost in respect of the lawsuit would be undertaken by the plaintiff.

3)	Ambow Online Administrative Lawsuit

In November 2014, Beijing Ambow Online Software Company Ltd. filed an administrative lawsuit to Beijing Haidian District Court, with the Eighth Tax Office of National Tax Bureau in Beijing Haidian District as the defendant. The Tax Bureau made a tax notice on August 18th, 2014 that the Company’s preferential tax qualification for the year 2011 was cancelled because of tax evasion in 2011 and the Company needed to pay the enterprise income tax already exempted, which was RMB 7,278. Until December 31, 2014, the overdue fee has been accrued to RMB 3,435 and the total amount to be paid has been accrued to RMB 10,713, the claim is to revoke the tax notice. On March 13, 2015, the court ruled that the lawsuit was rejected. If the plaintiff refuses to accept the ruling, appeal can be filed within 10 days of the receipt of the ruling. On March 20, 2015, the Company has filed an appeal on Beijing First Intermediate People's Court. On June 19, 2015, the court rejected the appeal and maintained the first instance ruling. The overdue fee in the amount RMB 1,328 and RMB 1,332 were accrued for the years ended December 31, 2015 and December 31, 2016 respectively. Income tax payable of RMB 12,041 and RMB 13,373 have been recognized for the loss contingency as of December 31, 2015 and December 31, 2016.

4)	Shenyang K-12

In March 2015, Shenyang K-12 filed a civil law suit to Shenyang First Intermediate People's Court of Liaoning Province, against its minority shareholders, as the co-defendants, to seek indemnification with interest and other related costs. The co-defendants have misappropriated of the tuition collected from students and the Company has provided bad debt allowance accordingly in 2014. On February 19, 2016, the trial was held on Shenyang First Intermediate People's Court of Liaoning Province. On March 29, 2016, Shenyang First Intermediate People's Court of Liaoning Province made a decision to support the claim of Shenyang K-12. On May 24, 2016, the minority shareholders of Shenyang K-12 appealed to Liaoning Provincial High Court. On November 8, 2016, the second trial was held on Liaoning Provincial High Court. On November 21, 2016, Liaoning Provincial High Court made a judgment to dismiss the appeal of the minority shareholders of Shenyang K-12 and ratify the original judgment. The Company did not accrue contingent income because the co-defendants showed no intent or ability to pay indemnification.